Exhibit 99.1

AI Chip Energy Efficiency: Hoth Therapeutics

Restructures as Rocket One Inc. to Enter the AI Semiconductor
Infrastructure Market with Acquisition of Exclusive

Rights to Next Generation AI Semiconductor Acceleration

Technology Built on Non-Volatile Nanomagnetic

Semiconductor Architecture

Company Targets Power Demands of AI Data Centers Through
Patented Nanomagnetic Semiconductor and Spintronic Computing
Technologies for AI, Defense, and Space Applications

HOBOKEN, NJ — May 19, 2026 — (NASDAQ: HOTH) (“Hoth” or the “Company”) today announced that it intends to change its name to Rocket One, Inc. (“Rocket One”), and to restructure its business to position the Company, through its recently formed wholly-owned subsidiary, to pursue opportunities in artificial intelligence infrastructure, next-generation semiconductor technologies, and ultra-low-power AI computing.

Under its soon to be newly rebranded name, Rocket One, Inc., and the newly obtained licenses, the Company will enter the expanding AI semiconductor market, with exclusive rights to AI Semiconductor Acceleration Technology Built on Non-Volatile Nanomagnetic Semiconductor Architecture and to spintronic computing technologies developed at Virginia Commonwealth University (“VCU”) targeting one of the largest challenges facing artificial intelligence today: power consumption and computing efficiency.

The Company intends to continue its biotechnology programs and is exploring placing its biotechnology assets in a separate, wholly owned subsidiary.

The refocusing of the business was unanimously approved by the Company’s Board of Directors. Additional details regarding the licenses and proposed business will be included in a Current Report on Form 8-K that will be filed timely with the Securities and Exchange Commission.

AI Infrastructure Is Reaching a Breaking Point

Artificial intelligence has become the defining workload of modern computing, driving an unprecedented global buildout of AI data centers, autonomous systems, edge AI infrastructure, and high-performance computing environments.

But the AI industry is increasingly constrained by:

●	escalating power consumption

●	cooling limitations

●	memory bottlenecks

●	inference latency

●	rising infrastructure costs

As demand for large language models, generative AI, and autonomous systems accelerates globally, the world’s largest technology companies are actively searching for next-generation semiconductor architectures capable of delivering dramatically improved efficiency beyond conventional silicon approaches.

The Company believes solving these infrastructure constraints represents one of the most significant opportunities in the future of artificial intelligence.

Exclusive AI Semiconductor and Spintronic Computing Portfolio

Rocket One has secured exclusive rights to what it believes are two complementary spintronic semiconductor technologies. And

Nanomagnetic Matrix Multiplier — AI Hardware Acceleration

The Company secured exclusive rights to “A compact, low-energy, non-volatile nanomagnetic matrix multiplier as a hardware accelerator for machine learning and artificial intelligence.”

Matrix multiplication is the foundational operation underlying virtually all modern AI workloads, including transformer architectures powering large language models and generative artificial intelligence systems.

The licensed architecture is designed to support:

●	ultra-low-power AI acceleration

●	next-generation AI inference

●	advanced memory efficiency

●	edge AI systems

●	intelligent autonomous platforms

●	distributed AI infrastructure

The second technology utilizes electron spin rather than conventional charge-based semiconductor approaches and is intended to address growing energy efficiency constraints in AI computing infrastructure.

Spintronic Memory Platform — Defense, Autonomous Systems, and Space Computing

Rocket One secured exclusive rights to spintronic memory technologies designed for advanced computing and information processing applications with potential relevance to:

●	radiation-tolerant computing

●	defense infrastructure

●	autonomous aerospace systems

●	resilient edge compute

●	orbital AI environments

●	next-generation intelligent systems

The Company believes the same underlying spintronic physics supporting AI acceleration may also provide long-term opportunities across defense and space-based computing infrastructure markets.

Building an AI Infrastructure Platform

The Company intends to pursue a capital-efficient growth strategy focused on:

●	semiconductor infrastructure partnerships

●	AI hardware commercialization

●	sponsored research

●	strategic acquisitions

●	defense and aerospace opportunities

●	advanced compute infrastructure

●	intelligent edge systems

The Company also plans to expand leadership with expertise spanning:

●	semiconductor operations

●	AI infrastructure

●	advanced computing architectures

●	defense technologies

●	high-performance computing

Management Commentary

“Artificial intelligence is rapidly transforming every major industry, but the infrastructure powering AI is approaching critical energy and efficiency limits,” said Robb Knie, Chief Executive Officer.

“We believe next-generation semiconductor architectures capable of dramatically improving power efficiency, memory performance, and intelligent computing scalability represent one of the largest opportunities in global technology today. Rocket One is being built to position the Company to participate in the future of AI infrastructure.”

Biotechnology Operations Continue Under Subsidiary Structure

The Company ’s is exploring placing its biotechnology pipeline and therapeutic development programs under a separate, wholly owned subsidiary with dedicated management and operational resources. The restructuring is intended to preserve the value of the biotechnology portfolio for shareholders while enabling the parent company to pursue emerging opportunities in AI semiconductor infrastructure and advanced computing technologies.

About Rocket One, Inc.

Rocket One Inc. is focused on the development and commercialization of spintronic computing technologies for artificial intelligence hardware acceleration and radiation-tolerant computing applications. The Company holds exclusive rights to technologies licensed for nanomagnetic matrix multiplier architecture designed as a hardware accelerator for machine learning and artificial intelligence workloads, and a skyrmion-based spintronic memory technology with potential applications in radiation-tolerant computing for defense and space systems.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements regarding the Company’s corporate restructuring, strategic direction, the development potential of the licensed technologies, anticipated future operations, planned hires, planned acquisitions, planned research relationships, and the market opportunities described herein. These forward-looking statements are based on the Company’s current expectations and assumptions and are subject to numerous risks and uncertainties. Risks include, without limitation: the early-stage nature of the licensed technologies and the absence of any commercial product; the substantial additional capital the Company will require to execute its strategic plan; the Company’s ability to raise such capital on acceptable terms or at all; competition from larger and better-funded companies in the semiconductor, AI hardware, and defense computing sectors; the Company’s ability to recruit and retain qualified leadership and technical personnel; the Company’s ability to identify, finance, and complete strategic acquisitions on acceptable terms; the Company’s ability to comply with diligence milestones under the VCU license agreements, the failure of which could result in loss of license rights; intellectual property risks, including that one of the licensed patents is a patent application that has not yet issued and may issue, if at all, with claims narrower than currently sought; government use rights and other limitations on the licensed technologies arising from federal research funding under the Bayh-Dole Act; uncertainties in the demand for spintronic computing solutions; the risks of operating in a regulated industry; and the risks inherent in a corporate restructuring, including those affecting the Company’s existing biotechnology operations and shareholder base.

Additional risk factors are described in the Company’s filings with the Securities and Exchange Commission, including the Form 8-K filed concurrently with this press release and the Company’s most recent Annual Report on Form 10-K and subsequent quarterly reports. Forward-looking statements speak only as of the date of this press release, and the Company undertakes no obligation to update such statements except as required by law.

Investor Contact:

LR Advisors LLC
Email: investorrelations@hoththerapeutics.com
www.hoththerapeutics.com
Phone: (678) 570-6791

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